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                                                                    EXHIBIT 99.1
[ERNST & YOUNG LOGO]

                                        Suite 200
                                        1111 North California Blvd.
                                        Walnut Creek, California 94596

October 7, 1997

Mr. Albert A. Pimentel
Chief Financial Officer
WebTV Networks, Inc.
305 Lytton Avenue
Palo Alto, California

Dear Mr. Pimentel:

This is to confirm that the client-auditor relationship between WebTV Networks, Inc. (Commission File Number 1-4278) and Ernst & Young LLP has ceased.

                                        Very truly yours

                                        /s/ Ernst & Young LLP


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C. 20549